Exhibit 10.2.3


                                WAIVER AGREEMENT


         THIS WAIVER AGREEMENT (this "Waiver"), dated as of July 28, 1999, is by and among Cluett American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A., formerly NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent") and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998 and as amended as of May 27, 1998, December 18, 1998 and March 19, 1999 (as so amended, the "Credit Agreement");

         WHEREAS, the Required Lenders have agreed to waive certain Defaults and Events of Default as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following term used in this Waiver, including its preamble and recitals, has the following meaning:

                  "Waiver Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Waiver, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                     PART II
                                     WAIVER

         The Required Lenders hereby waive the Defaults and Events of Default caused by the Borrower's failure to comply with the requirements of Section 7.11 of the Credit Agreement for the fiscal quarter ended June 30, 1999.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. Waiver Effective Date. This Waiver shall be and become effective as of June 30, 1999 (the "Waiver Effective Date") when all of the conditions set forth in this Part III shall have been satisfied.

     SUBPART 3.2. Execution of Counterparts of Waiver. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Waiver, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

     SUBPART 3.3. Other Documents. The Agent shall have received such other documents as the Agent may reasonably request.


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



                                     PART IV
                                  MISCELLANEOUS

     SUBPART 4.1. Cross-References. References in this Waiver to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Waiver.

     SUBPART 4.2. Instrument Pursuant to Credit Agreement. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 4.3. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Waiver:
(a) has the requisite corporate power and authority to execute, deliver and perform this Waiver, as applicable, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Waiver, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Waiver, (iii) the representations and warranties contained in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) after giving effect to this Waiver, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

     SUBPART 4.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents and agree that this Waiver shall in no manner adversely affect or impair such liens and security interest.

     SUBPART 4.6. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Waiver.

     SUBPART 4.7. No Other Changes. Except as expressly modified in this Waiver, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

     SUBPART 4.8. Counterparts. This Waiver may be executed by the parties hereto in several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.9. Entirety. This Waiver, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

     SUBPART 4.10. Governing Law. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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





         IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Waiver to be duly executed on the date first above written.

BORROWER:                           CLUETT AMERICAN Corp.

                                      By:
                                           Name:    Bryan P. Marsal
                                           Title:   President


GUARANTORS:                         Cluett American Investment Corp.,
----------
                                           a Delaware corporation
                                           Cluett American Group, Inc.,
                                           a Delaware corporation
                                           CONSUMER DIRECT CORPORATION,
                                           a Delaware corporation
                                           ARROW FACTORY STORES, INC.,
                                           a Delaware corporation
                                           GAKM RESOURCES CORPORATION,
                                           a Delaware corporation
                                           CLUETT PEABODY RESOURCES CORPORATION,
                                           a Delaware corporation
                                           CLUETT PEABODY HOLDING CORP.,
                                           a Delaware corporation
                                           CLUETT, PEABODY & CO., INC.,
                                           a Delaware corporation
                                           BIDERTEX SERVICES INC.,
                                           a Delaware corporation
                                           GREAT AMERICAN KNITTING MILLS, INC.,
                                           a Delaware corporation
                                           CLUETT DESIGNER GROUP, INC.,
                                           a Delaware corporation
                                           BIDERMANN TAILORED CLOTHING, INC.,
                                           a Delaware corporation

                                      By:
                                           Name:    Bryan P. Marsal
                                           Title:   President










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



LENDERS:                                 BANK OF AMERICA, N. A., formerly
                                         NationsBank, N.A.

                                        By:
                                      Name:
                                     Title:


                                         NATIONAL WESTMINSTER BANK PLC

                                        By:
                                      Name:
                                     Title:


                                         FLEET BANK, N.A.

                                        By:
                                      Name:
                                     Title:


                                         BANKBOSTON, N.A.

                                        By:
                                      Name:
                                     Title:


                                        FLEET BUSINESS CREDIT CORPORATION
                                        (successor in interest to Sanwa Business
                                        Credit Corporation)

                                        By:
                                      Name:
                                     Title:









                             [Signatures Continued]

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



                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.

                                        By:
                                      Name:
                                     Title:

                                        By:
                                      Name:
                                     Title:


                                        FIRST SOURCE FINANCIAL LLP,
                                    By: First Source Financial Inc., its manager

                                        By:
                                      Name:
                                     Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH

                                        By:
                                      Name:
                                     Title:


                                        SUMMIT BANK

                                        By:
                                      Name:
                                     Title:


                                        MARINE MIDLAND BANK

                                        By:
                                      Name:
                                     Title:





                             [Signatures Continued]

                                        AG CAPITAL FUNDING PARTNERS, L.P.
                             By: Angelo Gordon & Co., L.P. as Investment Advisor

                                        By:
                                      Name:
                                     Title:


                                        NEW YORK LIFE INSURANCE COMPANY

                                        By:
                                      Name:
                                     Title:


                                        SENIOR DEBT PORTFOLIO
                                        By:  Boston Management and Research,
                                             as Investment Advisor

                                        By:
                                      Name:
                                     Title:


                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                        By:
                                      Name:
                                     Title:


                                        STRATA FUNDING LTD.

                                        By:
                                      Name:
                                     Title:


                                        SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                        By:
                                      Name:
                                     Title:


                             [Signatures Continued]

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.

                                        By:
                                      Name:
                                     Title:


                                        EATON VANCE SENIOR INCOME TRUST

                                        By:
                                      Name:
                                     Title:


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